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                                                                   Exhibit 10(n)

                                    GUARANTY

                  KNOW ALL MEN BY THESE PRESENTS THAT

                  WHEREAS:

                  1. The Benenson Capital Company, a New York general partnership, Lawrence A. Benenson and Raymond E. Benenson, (referred to collectively herein as "SELLER") having an office at 708 Third Avenue, New York, New York 10017, concurrently with the delivery of this instrument has entered into an Agreement of Sale and Purchase of even date herewith, with York Avenue Development, Inc. (referred to herein as "PURCHASER"), a New York corporation, having an office at 1334 York Avenue, New York, New York 10021, affecting premises known as and by the street number 1334 York Avenue in the Borough of Manhattan, City, County and State of New York, which aforesaid agreement is hereby incorporated in this instrument by reference (the aforesaid agreement is referred to herein as the "AGREEMENT" and the premises demised therein is referred to herein as the "PREMISES"); and

                  2. The undersigned, Sotheby's Holdings, Inc., a Michigan corporation (referred to herein as "GUARANTOR"), having an office at 1334 York Avenue, New York, New York 10021, is the indirect owner of all of the issued and outstanding stock of Purchaser; and

                  3. Guarantor acknowledges that Seller would not enter into the Agreement unless this Guaranty accompanied the execution and delivery of the Agreement.

                  NOW, THEREFORE, in consideration of the execution and delivery of the Agreement by Seller and Purchaser, and of other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by Guarantor;

                  FIRST:   The undersigned Guarantor does hereby:

    11            Covenant and agree with Seller that if Purchaser, its
         successors or assigns, shall default at any time in the payment of the Purchase Price or any part thereof or any other payments provided to be paid by Purchaser in the Agreement (collectively, the "Amounts"), or in the observance or performance of


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         any of the terms, covenants or conditions of the Agreement on
         Purchaser's part to be observed or performed, and such defaults shall not be cured before the expiration of any applicable grace period, then Guarantor will, on not less than ten (10) days prior written notice, well and truly observe and perform said terms, covenants and conditions and pay to Seller the Amounts and any other charges payable by Purchaser under the Agreement, or any arrears thereof that may remain due to Seller, and all damages, including, but not limited to, any damages payable pursuant to the Agreement that may arise in consequence of Purchaser's insolvency or such default in the observance or performance of any of said terms, covenants or conditions; and

    12            Covenant and agree with Seller that Guarantor may, at
         Seller's option, be joined in any action or proceeding commenced by Seller against Purchaser in connection with or based upon the Agreement or any term, covenant or condition thereof, and that recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor without Seller, or its assigns, first asserting, prosecuting or exhausting any remedy or claim against Purchaser, its successors or assigns; and

    13            Covenant and agree with Seller that this Guaranty shall
         remain and continue in full force and effect notwithstanding any modifications or amendments of the Agreement; and

    14            Covenant to indemnify and save Seller harmless of and from all cost, liability, damage and expense including, but not limited to, reasonable counsel fees, which may arise by reason of Purchaser's default under the Agreement and not cured before the expiration of any applicable grace period, or Purchaser's insolvency, or Guarantor's default hereunder; and

    15            Covenant and agree with Seller that this Guaranty shall not be terminated, affected or impaired by reason of any action which Seller may take or fail to take against Purchaser or by reason of any waiver of, or failure to enforce, any of the rights or remedies reserved to Seller in the Agreement, or otherwise, provided, however, that Guarantor shall be entitled to the same defenses that may legally be asserted by Purchaser; and

    16            Waive notice of the acceptance of this Guaranty and of any and all defaults by Purchaser in the payment of the Amounts, and of any and all defaults by Purchaser in the observance or performance of any of the terms, covenants or conditions of the Agreement on Purchaser's part to be observed or performed, and of any and all notices or demands which may be given by Seller to Purchaser, whether or not required to be given to Purchaser under the terms of the Agreement; and



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    17            Acknowledge that this Guaranty is a guarantee of payment
         and not of collection in respect to any obligations which may accrue to Seller from Purchaser under the provisions of the Agreement; and

    18            Covenant to and agree with Seller that the validity
         hereunder shall in no way be terminated, affected or otherwise impaired by reason of any assignment or transfer of Purchaser's interest in the Agreement; and

    19            Covenant to and agree with Seller that no failure to
         exercise and no delay in exercising, on the part of Seller, of any right, power or privilege under this Guaranty or at law shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies provided in this Guaranty are cumulative and not exclusive of any rights or remedies provided by law.

                  SECOND: The provisions of this Guaranty shall be binding upon said Guarantor, its successors and assigns and shall inure to the benefit of Seller, its successors and assigns, and shall not be deemed waived or modified unless specifically set forth in writing, executed by Seller and delivered to Guarantor.

                  THIRD: Guarantor agrees that any bills, statements, notices, demands, requests or other communications given or required to be given to Guarantor under this Guaranty at Seller's election, shall be addressed to Guarantor at the above address, by certified mail, return receipt optional.

                  FOURTH: The officer executing this Guaranty on behalf of the undersigned Guarantor represents to Seller that said officer has been duly authorized by the undersigned Guarantor to execute and deliver this Guaranty on behalf of the undersigned Guarantor and that execution and delivery of this Guaranty is a proper and authorized act of the undersigned Guarantor and does not violate the Articles of Incorporation or the By-Laws of the undersigned Guarantor or the Laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned Guarantor has signed and sealed this Guaranty this 9th day of September, 1999.



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                                           Sotheby's Holdings, Inc.


                                           By: /s/ William S. Sheridan
                                              -------------------------
                                               William S. Sheridan


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                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

                  On the _____ day of _______________, in the year ___ before me, the undersigned, a Notary Public in and said State, personally appeared ____________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature (s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                        Notary Public